UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 16, 2005

     Carnival Corporation                               Carnival plc
   (Exact name of registrant                      (Exact name of registrant
 as specified in its charter)                   as specified in its charter)

      Republic of Panama                              England and Wales
 (State or other jurisdiction                   (State or other jurisdiction
       of incorporation)                              of incorporation)

            1-9610                                         1-15136
   (Commission File Number)                       (Commission File Number)

          59-1562976                                     98-0357772
       (I.R.S. Employer                               (I.R.S. Employer
      Identification No.)                            Identification No.)

     3655 N.W. 87th Avenue                   Carnival House, 5 Gainsford Street,
   Miami, Florida 33178-2428                   London SE1 2NE, United Kingdom
     (Address of principal                          (Address of principal
      executive offices)                             executive offices)
          (Zip Code)                                     (Zip Code)

        (305) 599-2600                               011 44 20 7940 5381
(Registrant's telephone number,                (Registrant's telephone number,
     including area code)                           including area code)

             None                                           None
(Former name or former address,                (Former name or former address,
if changed since last report.)                 if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      On December 16, 2005 Carnival Corporation & plc issued a press release entitled "Carnival Corporation & plc Reports Record Fourth Quarter and Full Year Earnings." A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit 99.1 Press release, dated December 16, 2005 (furnished pursuant to Item 2.02).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION                       CARNIVAL PLC

By: /s/Gerald R. Cahill                    By: /s/Gerald R. Cahill
    -------------------                        -------------------
Name:  Gerald R. Cahill                    Name:  Gerald R. Cahill
Title: Executive Vice President            Title: Executive Vice President
and Chief Financial and                    and Chief Financial and
Accounting Officer                         Accounting Officer

Date: December 16, 2005                    Date: December 16, 2005